VIKING MUTUAL FUNDS

(the “Trust”)

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

 Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

 (series of the Trust, and each a “Fund” and collectively, the “Funds”)

Supplement Dated August 31, 2020 to the Funds’

Statement of Additional Information dated November 29, 2019

In the “Trustees and Officers” section, the sub-section entitled “Officers” is replaced with the following:

Officers

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years
Shannon D. Radke(2) 1 N. Main St. Minot, ND 58703 September 7, 1966	President	1999

Governor, CEO, and President (2009 to present):  Corridor; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present):  Viking Management; Governor and President (2009 to present):  Integrity Fund Services and Integrity Funds Distributor; President:  Integrity Managed Portfolios (2009 to 2018) and The Integrity Funds (2009 to present)

N/A
Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 February 23, 1934	Vice President	August 2009	Governor (2009 to present): Corridor; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018) and The Integrity Funds (2003 to present)	N/A
Shelly Nahrstedt 1 N. Main St. Minot, ND 58703 August 31, 1961	Treasurer	August 2020

Chief Operating Officer, Integrity Fund Services, and Treasurer, The Integrity Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018).

N/A
Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 October 9, 1970	Mutual Fund Chief Compliance Officer and Secretary	August 2009

Mutual Fund Chief Compliance Officer:  Integrity Managed Portfolios (2005 to 2018), The Integrity Funds (2005 to present), and Viking Mutual Funds (2009 to present); Secretary:  Integrity Managed Portfolios (2009 to 2018) and The Integrity Funds (2009 to present)

N/A

(1)             Trustee who is an “interested person” of the Fund as defined in the 1940 Act.  Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor.  He is also a governor of Corridor.

(2)             Shannon D. Radke, Peter A. Quist, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services and Integrity Funds Distributor).  Mr. Radke and Mr. Quist are also governors of Corridor.  In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of the two open-end investment companies that make up the Fund Complex.  Mr. Radke serves as President, Mr. Quist serves as Vice President, Ms. Nahrstedt serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to the same two open-end investment companies that make up the Fund Complex.

The Trust’s Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust.  In the case of settlement, such indemnification will not be provided unless it has been determined (by court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.  In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees and officers of the Trust whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware.  These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

In the “Management and Other Services” section, the first two paragraphs are replaced with the following:

The Board has overall responsibility for the management of the Funds. Viking Management, P.O. Box 500, Minot, North Dakota 58702, is the Funds’ investment manager. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor, a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution and other services to the Funds, as well as to the other funds in the Fund Complex described above under “Trustees and Officers,” primarily through its subsidiaries.

As indicated above in “Trustees and Officers,” (i) Shannon D. Radke, an officer of the Trust, is also a governor and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Board, is also a governor of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor of Corridor; and (iv) Brent M. Wheeler, an officer of the Trust, is also a member of Corridor.

In the “Pricing Shares” section, the first two paragraphs in the sub-section entitled “The Underwriter” are replaced with the following:

Prior to August 1, 2009, Viking Fund Distributors, LLC (“Viking Distributors”) acted as the principal underwriter in the continuous public offering of the Funds’ shares. Currently, shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703, which has acted as the Funds’ distributor since August 2009.

Since July 31, 2009, Integrity Funds Distributor has been a wholly-owned subsidiary of Corridor.  Prior to July 31, 2009, Integrity Funds Distributor was a wholly-owned subsidiary of Integrity Mutual Funds, Inc.  Shannon D. Radke is an officer and governor of Corridor, an officer of the Funds, and an officer and governor of Integrity Funds Distributor.  Peter A. Quist is a governor of Corridor and an officer of the Funds. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Board.  Brent M. Wheeler, an officer of the Trust, is also a member of Corridor.  See “Trustees and Officers” above.  Mr. Radke, Mr. Walstad, Mr. Quist, and Mr. Wheeler are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees described below under “Distribution and service (12b-1 fees)” (with respect to Class A shares) or brokerage commissions by the Funds to the Distributor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE